Loans Receivable, Net (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Loans receivable:
Total loans receivable	¥ 366,431	$ 51,611	¥ 559,639
Allowance for credit losses	(79,510)	(11,199)	(93,859)
Loans receivable, net	286,921	40,412	465,780
Financial Asset, Not Past Due [Member]
Loans receivable:
Loans receivable	98,925	13,933	289,981
Financial Asset, Past Due [Member]
Loans receivable:
Loans receivable	¥ 267,506	$ 37,678	¥ 269,658